SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

[X] Current report pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934.

                                November 5, 2003
                                 Date of Report
                       (Date of earliest event reported)

                               CIMAREX ENERGY CO.
             (Exact name of registrant as specified in its charter)

            Delaware                      001-31446              45-0466694
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
         incorporation)                                      Identification No.)

                       707 Seventeenth Street, Suite 3300
                             Denver, Colorado 80202
                    (Address of principal executive offices)

                        Telephone Number (303) 295-3995)
                         (Registrant's telephone number)

                                 Not applicable
                            (Former name and address)

ITEM 9. REGULATION FD DISCLOSURE

On November 5, 2003, Cimarex Energy Co. (NYSE XEC) announced third quarter financial and operating results. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

C.      Exhibits

        Exhibit No.         Description
        -----------         -----------

        99.1                Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CIMAREX ENERGY CO.

                                             By: /s/ Paul Korus
                                                 -------------------------------
                                                 Vice President, Chief Financial
Dated: November 5, 2003                          Officer and Treasurer

EXHIBIT INDEX

                 Exhibit No.         Description
                 -----------         -----------

                 99.1                Press Release